DISTRIBUTIONS	12 Months Ended
Dec. 31, 2017
Distributions [Abstract]
DISTRIBUTIONS
DISTRIBUTIONS
For the year ended December 31, 2017, distributions to partnership unitholders were $651 million or $1.74 per unit (2016: $535 million or $1.55 per unit, 2015: $479 million or $1.41 per unit). Additionally, incentive distributions were made to the special general partner of $113 million (2016: $80 million, 2015: $64 million).
On February 8, 2018 the Board of Directors of our General Partner approved an 8% increase in our quarterly distribution to $0.47 per unit, payable on March 31, 2018 to unitholders on record as of the close of business on February 28, 2018.
For the year ended December 31, 2017, our partnership declared preferred unit distributions of $30 million or $0.94 per preferred unit (2016: $13 million, 2015: $3 million).